                               AMENDMENT NO. 1 TO
                        THE VARI LITE INTERNATIONAL, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN
               (As Revised and Restated Effective October 1, 1995)

     This Amendment No. 1 is executed and effective as of October 1, 1996 by Vari-Lite International, Inc. (the "Company").

                              W I T N E S S E T H :

     WHEREAS, the Company desired to provide a financial incentive to its employees to continue in its employ and share in its success based on the achievement of predetermined strategic goals of the Company and adopted the Vari-Lite Holdings, Inc. Annual Incentive Compensation Plan, effective October 1, 1994 (hereinafter referred to as the "Plan"); and

     WHEREAS, the Company changed its name from "Vari-Lite Holdings, Inc." to "Vari-Lite International, Inc." effective December 27, 1995 and revised and restated the Plan effective October 1, 1995; and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby amends the Plan in the following respects:

     Section 3.1 of the Plan is hereby amended to read as follows:

     3.1 FORMULA DERIVED AWARDS. Each Plan Year each Participant shall have the opportunity to earn a specified percentage of his Base Salary for that Plan Year as a Formula Derived Award. The range of percentage of Base Salary that a Participant may earn as a Formula Derived Award for a Plan Year is specified in
Section 4.3 and is determined by that Participant's level of responsibility and potential impact on Company performance, as reflected by the highest tier into which he is categorized for that Plan Year under the following schedule:

          Tier 1 - Chairman of the Board, President & Chief Executive Officer

          Tier 1.5 - Chief Operating Officer (if different from Chief Executive Officer)

          Tier 2 - Senior Executives (U.S. Grades G, R, C, D) (U.K. Grade PC)

          Tier 3 - Vice Presidents (U.S. Grade RS) (U.K. Grades TC, BT) (Hong Kong Grade RM) (Spanish Grade BJ)

          Tier 4 - Middle Management (U.S. Grades S, M, U, E, J,) (U.K. Grades TT, GM) (Spanish Grades EJ, GM)

          Tier 5 - Supervisory Employees (U.S. Grades P, Z, R.E.M., TW, TP) (U.K. Grades EJ, SR, AL, TO, JN) (Hong Kong Grades VG, WJ) (Spanish Grade LZ)

          Tier 6 - All other employees (U.S. Grades TE, CC, K, TR, A, PF) (U.K. Grades LZ, N, CH, B, E, TB) (Hong Kong Grades GB, BM)

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed as of the day and year first above written.


                                    VARI-LITE INTERNATIONAL, INC.



                                    By:/s/ H.R. Brutsche III
                                       ------------------------------------
                                        H.R. Brutsche III, President